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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 20, 2001

                              INSMED INCORPORATED
             (Exact name of registrant as specified in its charter)

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            VIRGINIA                      0-30739                    54-1972729
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(State or other jurisdiction of    (Commission File Number)       (I.R.S. Employer
         incorporation)                                          Identification No.)
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                   800 East Leigh Street, Richmond, VA 23219
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (804) 828-6893
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ITEM 5.  OTHER EVENTS

         On March 20, 2001, Insmed Incorporated issued a press release announcing the results following a full analysis of its previously reported Phase II trial of SomatoKine(R) in patients with Type 2 diabetes. A copy of the press release is attached hereto as Exhibit
         99.1 and is incorporated herein by reference. The press release was also posted on Insmed's website on March 20, 2001.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibit

         99.1  Press Release dated March 20, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INSMED INCORPORATED


Date: March 21, 2001                   By: /s/ Michael D. Baer
                                           -------------------------------
                                           Michael D. Baer
                                           Chief Financial Officer
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                              INSMED INCORPORATED
                               INDEX TO EXHIBITS

Exhibit Number

99.1  Press Release dated March 20, 2001.